LOAN AGREEMENT
                                for a Loan from
                             First Savings Bank, FSB


1. DATE AND PARTIES. The date of this Loan Agreement (Agreement) is . 04125/00 and the Part are the following:


        BORROWER: UNITED HERITAGE
                  CORPORATE 2 NORTH CADO
                  CLEBURNE, TX 76031


        BANK:     First Savings Bank, FSB
                  a TEXAS  banking  corporation
                  301 South  Center,  Suite 120
                  Arlington, Tx 76010


2. BACKGROUND. Borrower has applied for a REVOLVING LINE OF CREDIT (Loan) in the principal amount of S 962,000.000.00 The Loan shall be evidenced by a promissory note. 38728 . (Note) dated04125/00 . and executed by Borrower payable to the order of Bank and all extensions, renewals, modifications, or substitutions thereof. There may be other documents (Related Documents) that secure, guaranty or otherwise relate to the Loan, any collateral securing the Loan (Collateral). or this Agreement. To induce Bank to make the Loan and as part of the consideration for Bank making the Lose. Borrower and Bank agree m the following terms. representations. warranties and covenants, which shall prevail so long as any part of the Loan or any other obligation of Borrower to Bank remains outstanding or Bank is obligated m make any advances on the Loan.

3. ADVANCES ON LOAN. The Loan is to be made in one or more advances to Borrower on or before 04/25/01 . At no time shall the outstanding principal balance of the Loan exceed S 962.000,000.00 . Borrower authorises Bank m honor any written request for an advance on the Loan from Borrower or from any one of the following persons: WALTER MIZE


Bank may, in in sole di=e= and without liability of any kind. honor any oral request made by Borrower for an advance on the Loan. Such request cotutituta a warranty by Borrower that the request is in compliance with this Agreement. the Note and all Related Docatmeata. The written request shall be made on documents normally requited by Bank and shall be accompanied by ALL documents normally required by Bank for the particular type of Loan made to Borrower. Bank's records shall be conclusive evidence as in the amount of advances, unpaid principal balances and the seemed' tioetat on the Loan. A check or outer charge presented against this account in excess of the balance may be treated by Bank. at its option. as a request for an advance under this Agreement. Any payment by Bank of any such check or other charge may. at its option. constitute an advance on the Loan m Borrower. Bank shall have m duty to make any advance except a expressly stated in the Note.

4. DEPOSITORY RELATIONSHIP. Borrower shall maintain a primary checking, savings, or similar account. at Bank during the term of this Agreement and any extensions therein. Back shall have the right, in its sole discretion, n dishonor chain drawn on such deposit account and to hold such deposit account as cash .. collateral to secure the payment of the I:oan. Notwithstanding the foregoing. nothing contained herein shall interfere with Bank's right under statutory and common law to set-off the balances of any such deposit account against the loan.

5. COLLECTION EXPENSES. Borrower shall, upondemand. reimburse Bank for all fees and expenses paid or incurred by Bank for the preparation and recordation of all documentation. the closing, and the enforcement of the Note. this Agreement or the Related Documents. whether or not a suit is filed. These fees and expenses include. but are not limited m. accountants' fees and other professional fees. AB such fees and expenses shall be additional liabilities of Borrower to Bank as advances under the loan and shall be secured by the Collateral securing the loan.

6. ATTORNEYS' FEES. Upon demand and to the extent not prohibited by law. Borrower shall reimburse Bank for all reasonable attorneys' fees paid or incurred by Bank in comsection with the preparation and meordation of all documrondoa closing. and enforcement of the Note. this Agreement or the Related Documents. WHETHER or not a suit is filed. Such reasonable attomeys' fees shall be additional liabilities of Borrower so Bank as advances under the Loan and shall be secured by the Collateral securing the loon.

7. LOAN ORIGINATION FEE. At the time of execution of the Note. Borrower shall pay a non-refundable fee of S 0.00 as worigmation fee for the Loan. S. AFFIRMATIVE COVENANTS. Borrower agrees:

      A. PERFORMANCE OF LOAN OBLIGATIONS. To make full and timely payment of all principal and imerest obligations, and to comply with the terms and covenants contained in this Agreement and in the Related Document.

      B. PRESERVE EXISTENCE. To preserve Borrower's present existence until such time a Bank consents in writing to any change. Bank's consent to any such change will not be unreasonably withheld provided Bank can pro&= Bank's security interest and provided further Borrower can provide Bank with sufficient security to assure repayment of the Loan.

      C. LOSS OR DEPRECIATION OF COLLATERAL. To immediately notify Bank of any material casualty, loss or depreciation to the Collateral or to any other property of Borrower which affects Borrower's business.

      D. LIFE INSURANCE. To maintain all life insurance policies &sniped to Bank as Collateral.

      E. AGING REPORTS. To furnish Bank a certified and detailed accounts receivable aging report upon Bank's request, and in event of no request at least quarterly, in such form and for such periods) a Bank may request.

      F. INSPECTION. To permit Bank, or its agent. to enter upon any of Borrower's premises and any location where the Collateral u located at all reasonable draw for the following purposes. without limitation: (i) m inspect. audit, check, review and obtain copies from Borrower's books, records. journals. orders. receipts. and any correspondence and other bosom= related data: (ii) m make verifications concerning the Collateral, roceeds of the Collateral and proceeds of proceeds and their use and disposition: and (iii) to discus the affairs, finances and business of Borrower with any person or entity who claim to be a creditor of Borrower.

      G. BOOKS AND RECORDS. To mantain accurate and complete books and records regarding its operations and to permit Bank, or its agents, to examine and copy all or any part of them.

      H. FINANCIAL STATEMENTS. To promptly provide Bank with all fkDAWW stattmentS WHICH Bank may request concerning the Borrower and all Guarantors. initially and from time m time, within 30 days of the request(s), or if no request is made, at lent every 12 months from the dare of this Agreement. including business and personal financial statements. such statements shall be reasonably current. accurate. complete, in a form acceptable to Bank and shall be based on generally accepted accounting principles (GAAP) then in effect.

            I. FURNISH DOCUMENTS. To promptly fumiah Bank such other document, insnumeno and information a Bank may reasonably request.

      J. TAXES AND LIENS. To file all Federal. State and other tax and sunilar remms and pay all taxes or liens assessed against Borrower or Borrower's properties. whether due now or hereafter, including but not limited m sales taxes, use taxes, personal property taxes, documentary stamp taxes, recordation taxes, franchise taxes, income taxes. withholding taxes, FICA taxes and unemployment taxes when due, and to promptly fumuh Bank with written evidence of such payments.

      K. LICENSES. PERMITS, BONDS AND OTHER RIGHTS. To acquire and maintain in full force and effect all licenses, permits, bonds and other documents or certificates reasonably necessary or required to engage in and to carry on its business or venture a contemplated by Borrower and Bank.

      L. NOTICE TO BANK BY BORROWER. To promptly notify Bank of the occurrence of any Event of Default under the terms of this Agreement and of the occurrence of any default against Borrower by third panes which materially affects Borrower's business

      M. CERTIFICATION OF NO DEFAULT. To furnish Bank a written certification upon Bank's request. or in event of no request at least quarterly, that there exists no Event of Default under the terms of this Agreement or under the Related Documents. and that there exists no other action, condition or event which with the giving of notice or lapse of time or both would constitute an Event of Default. If such a condition does exist, the certificate must accurately and fully disclose the extent and wave of such condition and state what action u being taken to correct and proper repairs. renewals. replacements. additions.

      N. 7F DN, =: -: r:a:matu, preserve and keep Borrower's properE good repair. working order and condition, and from :o tin:- :: =take v: nexif0 benerments and improvements themay so that tht - '"cutxoo of the properces s fully preserved and maintained at all times. .

      0. INSURANCE. To keep and tiuinmn the Collateral insured in full with companies acceptable to Bank, taming Bank and Borrower on the policy in accordance with their respective INTERESTs, with the loss payable to Bank. Insurance of the types and in amounts summarily carried by entities in husk== similar to Borrower's shall be maintained for the full insurable value, including without limitation, fire, public liability, property damage. business interruption. rein low insurance. and worker's compensation insurance. Certified copies of all such insurance policies or certificates of insurance shall be delivered upon demand to Bank.

      P.    ADDITIONAL AFFIRMATIVE COVENANTS. ANNUAL AUDITED STATEMENTS REQUIRED

            9. NEGATIVE COVENANTS. Without Bank's prior written conmnt, which shall not be unreasonably withheld. Borrow agrees:

                  A. NO CHANGE IN STRUCTURE. Not in change the structure or ownership of Borrower's entity or business venture, which includes a change in the mamagement shareholders, directors. or officers of any corporate borrower and to notify Bank in writing of any change in name or management of Borrower.

                  B. NOT TO FORM. Not to form. organize or participate in the organization of any other corporation. partnership or other entity, or in the creation of any other business entity or merge, consolidate with or into any other corporation. partnership or other entity.

                  C. PAY NO DIVIDENDS. Not to pay or declare any dividends (including but not limited to any trash dividend or stock dividend) or similar distribution.

                  D. NO CHANGE IN CAPITAL STRUCTURE OR STOCK. Not to release. redeem, retire. purchase or otherwise acquire, directly or indirectly. any of its capital stock or other equity security or partnership mmmat or make any change in Borrower's capital structure except to the extent required by the terms of any agreements signed prior to this Agreement.

                  E. DEALINGS WITH INSIDERS. Not to purchase, acquire or lease any property or services from. or sell. provide or lease any property or service to. or otherwise deal with, any insiders. The term 'insiders' includes but is wit limited to any officer. employee, stockholder. director. partner. or any immediate family member thereof. or any business entity who owns a controlling in== in Borrower.

                  F. LOANS TO INSIDERS. Not to lend or advance or permit to be outstanding any loans or advances to any of in 'insiders' which tam is defined above.

                  G. INCUR NO OTHER LIABILITIES. Not to maur, assume or otherwise permit any liability to exist for money borrowed, except from Bank. or in=. assume or otherwise permit any other debts or obligations outside of the ordinary course of business, or loan money to,.or guaranty or otherwise become in any way liable for the debt or obligations of any other person or entity. H. USE OF LOAN PROCEEDS. Not to permit the (own proceeds to be used to purchase. carry, reduce. or retire any loan incurred m purchase or carry any margin stock. I. DISPOSE OF NO ASSETS. Not to sell or dispose of or make any other distribution of any of Borrower's assets, properties or business other than as permuted in the Related Documents. 1. NO OTHER LIENS OR ENCUMBRANCES. Not to permit or suffer any Lien or encumbrance upon any of Borrower's properties, except to Bank. .. and except for any valid purchase money security inseresis. or any other liens specifically agreed to by Bank in writing.

            10. REPRESENTATIONS. Borrower represents. guaranties and warrants to Bank that:

                  A. AUTHORITY TO DO BUSINESS. Borrower is authorized to do business in this stare and in each state where it may be doing business and has full power aW authority to execute and deliver die Note and enter into this Agreement and the Related Documents.

                  B. CORPORATE STATUS. Borrower is duly incorporated and validly existing and in good standing in the jurisdiction of Borrower's incorporation and where Borrower conducts Borrower's business.

                  C. AUTHORITY TO ENTER AGREEMENTS. This Agreement. the Note. and the Related Documents will constitute legal. valid, and binding agreements and are enforceable against Borrower and all other parties therein.

                  D. TfrLE AND POSSESSION. Borrower has good and marketable title to its assets. and enjoys peaceful and undisturbed possession under all leases tinder which Borrower now operates.

                  E. LABOR LAWS. Borrower is complying with all applicable federal or state labor laws, including but not limited to the Federal Fair Labor Standards Act.

                  F. TAX LAWS. Borrower has complied with all federal, state and local tax laws and permit laws.

                  G. OTHER LAWS. Borrower u not in violation of other federal laws or state laws, including but not limited to. ERISA (Employee Retirement Income Security Act) or RICO (Rack,taa Influeaeed and Corrupt Organizations).

                  H. COMPLIANCE. Borrower is in compliance with all laws, orders, judgements. decrees and regulations (Laws) of all federal, foreign, sine and local governmental authorities relating to the business operations wed the assets of Borrower. the violation of which would have an adverse effect on the value of or Bank's imemat in any of the Collateral or would have a materially adverse effect on Borrower's financial condition. business or conduct of its business.

                  I. ADVERSE AGREEMENTS. Borrower is no a party to, not is Borrower bound by. any agreement that materially or adversely affects Borrower's bumess. properties, assets or operations.

            1. OTHER CLAIMS. There arc no outstanding claims or rights that would conflict with the execution. delivery or performance by Borrower of the terms of the Note, this Agreement or the Related Documents or that would cause a hen to be placed on the Collateral given for this Loco. including proceeds of the Collateral and proceeds of proceeds, except those. if any, disclosed to and agreed to by Bank in writing prior to the execution of this Agreement.

                  K. ACCURATE STATEMENTS. All financial statements. books, records. documents. and instruments submitted by Borrower to Bank in connection with the Loan are actuate and complete, and there has been to material adverse change in the financial condition of Borrower as shown by such statements. books. records, documents or instruments.

                  L. SOLVENCY. Borrower u solvent, able to pay its debts as they minim, and has sufficient capital to carry on its business and all businesses in which Borrower is or will be engaged. Borrower's total assets. at a present. fair market value. are greater than the amount of Borrower's total obligations. Borrower will not be rendered insolvent by the execution of the Note, this Agreement or Related Documents or by any other transactions.

                  M. LITIGATION. There are no proceedings pending or threatened before any court or administrative agency which will or could have a materially adverse affect upon the financial condition or operations of Borrower.

                  N. SURVIVAL OF WARRANTIES. All represemunom, warranties, statements, guaranties and covenants contained in the Note. this Agreement or any Related Documents shall survive the execution of such documents.

                  0.    ADDITIONAL REPRESENTATIONS.

            11. EVENTS OF DEFAULT. Borrower shad be to a . : upon the occurrence of any of the following events.;. .asnnces or conditions (Events of Default):


                  A Failure by any party obligated on the Loan to make payment when due: or

                  B. A default or breach by Borrower, Owner or any co-signer, endorser. surety. or guarantor under any of the terms of this Agreement. the Note. any construction loan agreement or other loan agreement, any security agreement. mortgage. deed m secure debt. deed of aunt. trust deed. or any other document or instrument evidencing, guarantying, se=eing or otherwise relating to the Loan: or

                  C. The making or furnishing of any verbal or writen representation. statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrorowei. owner, or any co-signer. endorser. surety or guarantor of the Loan. or

                  D. Failure to obtain or maintain the mmrance coverages required by Bank. or insurance as is customary and proper for the Collateral (as herein defined): or

                  E. The death. dissolution or insolvency of. the appointment of a receiver by or on behalf of. the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by. or by commencement of any proceeding tinder any present or future federal or state insolvency. bankruptcy, reorgamation, composition or debtor relief law by or against Borrower, owner, or any co-signer, endorser. surety or guarantor of the Loan. or

                  F. A good faith belief by Bank at any time that Bank is insecure with respect Borrower. or any co-signer. endorser. surety or guarantor. that the prospect of any payment is impaired or that the Collateral (as herein defined) is mtpaued: of

                  G. Fail to pay or provide proof of payment of any tax. assessment, rent, insurance premium or escrow. escrow deficiency on or before its due dam: or

                  H. A material adverse change in Borrower's business, including ownership, management. and financial conditions, which in Bank's opinion. impairs the Collateral or repayment of the Obligations. or

                  1. A transfer of a substantial part of Borrower's money or property.


            12. REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default. Back, at its option. may declare the Loan nmmediately due and payable as well as invoke any or all other remedies provided in the Note, any Related Document or by law. AB remedies are cumulative and not exclusive. Bank r also entitled to all remedies provided at law or equity. whether or not expressly set forth.

            13. NOTICE. All nonees. requests, and demands under this Agreement shall be given by regular United States mail. postage prepaid, or personal delivery, at the address set forth above or such other address as the parties may designate m writing.

            14.   GENERAL PROVISIONS.

                  A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Agreement.

                  B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from. or delay in. the exercise of any of Bank's rights. remedies. privileges or right in instat upon Borrower's atria performance of any provisions contained m this Agrameat, or other loan documents. shall not be construed as a waiver by Bank. unless any such waiver e m writing and is signed by Bank.

                  C. AMENDMENT. The provisions contained in this Agreement my not be amended, except through a written amendment which is signed by Borrower and Balk.

                  D. FURTHER ASSURANCES. Borrower, upon request of Bank, agrees to execute. acknowledge, deliver and record or file such further instruments or documents as my be required by Bank to secure the Note or confute any Iien.

                  E. GOVERNING LAW. Ibis Agreement shall be goveraad by the laws of the State of TEXAS, provided that such laws are not otherwise preempted by federal laws and regulations.

                  F. FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum. venue and place of jurisdiction shall be in the State of TEXAS. miles: otherwise designated in writing by Bank or otherwise required by law.

                  G. SUCCESSORS. This Agreement shall inure In the benefit of and bind the bets. perwnd representatives, sutxeswrs and assigns of the panes: provided however, that Borrower may not assign, transfer or dekgase my of the rights or obligations under this Agreement.

                  H. NUMBER AND GENDER. Whenever used. the singular shall include the plural. the plural the singular, and the use of any gender shall be applicable m all genders.

                  1. DEFINITIONS. The serms used in this Agreement if not defined bereio, shall have their manmgs as defined in the other documents executed contemporaneoudy. or in conjunction. with this Agreement.

                  J. PARAGRAPH HEADINGS. The hesdings at the beginning of any pumps* or any subparagraph. in this Agreement an for convenience only and doll trot be dispositive in iooesprefing or construing this Agreement.

                  K. IF HELD UNENFORCEABLE. If my provision of this Agreement shag be held unmilbreeable or void. then such provision than be severable from the remaining provisions and aball in no way affect the enforceability of the remaining provisions nor the validity of this Agreement.

                  L. CHANGE IN APPLICATION. Borrower wiB notify Bank m writing prior to any change in Borrower': name. address. or other application information.

                  M. NOTICE. All notices under this Agreement must be in writing. Any notice given by Back to Borrower hereuoder will be effective upon persona delivery or 24 hours after maiimg by that class United States mail. postage prepaid. addressed to Borrower at the address militated below Borrower's name on page ons of this Apeement. Any notice given by Borrower m Bade hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Agreement. Such addresses may be changed by written notice to the other party.

                            THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS. OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                            THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     The parties' signatures below indicate
            agreement with the statements contained within this box.


                       BORROWER: UNITED HERITAGE CORPORATE

                           (Corporate Seao)

BY:   WALTER MIZEI


BANK: First Savings Bank, FSB

By:
By:
By:

(*Corporate Seal be a hot failure to affix shall am affect validity or reliance)


a TEX corporation


(Corporate Seal)


By: JAY IB
VICE PRESIDENT


(*Corporate Seal be a hot failure to affix shall am affect validity or reliance)